UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John D. Fowler, Jr. as Director

On February 25, 2026, the Board of Directors (the “Board”) of Emergent BioSolutions Inc. (the “Company”) appointed John D. Fowler, Jr. as a Class II director effective March 1, 2026, with his initial term expiring at the Company’s 2026 annual meeting of stockholders. Mr. Fowler is an independent director under New York Stock Exchange listing standards.

Mr. Fowler will serve as a member of the Board’s Audit and Finance Committee. Mr. Fowler was not selected as a director pursuant to any arrangement or understanding with any other person. In addition, neither Mr. Fowler nor any of his immediate family members are party to a transaction or arrangement involving the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Fowler will receive an initial new director grant of restricted stock units with a value equivalent to $270,000 under the Emergent BioSolutions Inc. Amended and Restated Stock Incentive Plan. The restricted stock units will vest in three equal installments over a three-year period, subject to Mr. Fowler’s continued service on the Board. As a non-employee director, Mr. Fowler will receive, in accordance with the Company’s non-employee director compensation practices, an annual cash retainer of $70,000 for his service on the Board, an additional annual cash retainer of $15,000 for his service as a member of the Audit and Finance Committee, and an annual equity award with a value equivalent to $270,000 (with 75% allocated to restricted stock units and 25% allocated to options), in each case subject to proration in his first year of service. Mr. Fowler will also enter into the Company’s standard indemnification agreement, a form of which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K, filed with the SEC on January 18, 2013.

Item 7.01     Regulation FD Disclosure.
On March 3, 2026, the Company issued a press release regarding the appointment of Mr. Fowler, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Emergent BioSolutions Inc. on March 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: March 3, 2026	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer